Termination Agreement regarding the
Equity Acquisition Option Agreement

Party A: Detian Yu Biotechnology (Beijing) Co. Limited （德天御生态科技（北京）有限公司）
Domicile: Unit 807, Building A, North Star Century Centre, North Star Road West No. 8 Yuan, Chaoyang District, Beijing （北京市朝阳区北辰西路8号院北辰世纪中心A座807）

Party B: Zhao Jing (赵晶)
ID Card No.: 142401198203010928

Party C: Zhao Peilin（赵培林）
ID Card No.: 42401197408022717

WHEREAS:

1.
Party A, Party B and Party C have entered into an Equity Acquisition Option Agreement dated November 16, 2010, pursuant to which Party B and Party C granted Party A or any third party designated by Party A an option of acquiring part of or all the equity interests in Jinzhonglongyue Investment Consulting Service Co., Ltd. (晋中龙跃投资咨询服务有限公司) (hereinafter referred to as “Jinzhonglongyue” ) from Party B and/or Party C when permitted by applicable PRC laws and deemed appropriate by Party A.

2.
As provided in the Equity Acquisition Option Agreement, at any time during Exercise Period, Party A may in its sole discretion terminate such agreement unconditionally by giving written notice to Party B and/or Party C without liability.

UPON FRIENDLY NEGOTIATION, NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Terminate the Equity Acquisition Option Agreement entered into by and between Party A, Party B and Party C.

2.
Termination Agreement regarding the Equity Acquisition Option Agreement (hereinafter referred to as “this Agreement”) shall take effect upon signature (where the parties are natural persons) or seal and signature (where the parties are legal persons) by all parties. The Equity Acquisition Option Agreement shall be terminated as of the effective date of this Agreement and no longer binding upon the parties hereto.

3.	This Agreement shall be in triplicate, one for each party and each shall be equally valid.

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Party A：（seal）

By：（sign） /s/ Authorized Person

Signing date：December 20, 2011

Party B:（sign） /s/ Zhao Jing

Signing date：December 20, 2011

Party C:（sign） /s/ Zhao Peilin

Signing date：December 20, 2011